                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                             TO SECTION 13 OR 15(d)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                  JULY 28, 2004
                Date of report (Date of earliest event reported)

                                VISTA GOLD CORP.
             (Exact Name of Registrant as Specified in Its Charter)

                             YUKON TERRITORY, CANADA
                 (State or Other Jurisdiction of Incorporation)


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

                          1-9025                                                    NOT APPLICABLE.
                 (COMMISSION FILE NUMBER)                                (IRS EMPLOYER IDENTIFICATION NO.)

               7961 SHAFFER PARKWAY, SUITE 5                                            80127
                       LITTLETON, CO
          (Address of Principal Executive Offices)                                    (Zip Code)
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                                 (720) 981-1185
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE.
          (Former Name or Former Address, if Changed Since Last Report)


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                                VISTA GOLD CORP.

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
 ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

          Not applicable.

 ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

          Not applicable.

 ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

          Not applicable.

 ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

          Not applicable.

 ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

          PRESS RELEASE DATED JULY 28, 2004

 ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

          Not applicable.

 ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

          (a) Financial statements of businesses acquired:

              Not applicable.

          (b) PRO FORMA financial information:

              Not applicable.

          (c) Exhibits

              Vista Gold Corp. Announces a Proposed U.S. $6.5 Million Private Placement

 ITEM 8.   CHANGE IN FISCAL YEAR.

           Not applicable.

 ITEM 9.   REGULATION FD DISCLOSURE

           Not applicable.

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


 ITEM 10.  AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.

           Not applicable.


 ITEM 11.  TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT PLANS.

           Not applicable


 ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

           Not applicable

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                         VISTA GOLD CORP.
                                                         (Registrant)

Date:    July 28, 2004                                   By: /s/  Mike Richings
                                                             ------------------
                                                         Mike Richings
                                                         President & CEO


                                  EXHIBIT INDEX

           EXHIBIT NO.99.1                                       PAGE NO.

July 28, 2004 Vista Gold Corp. Announces a                          1
Proposed U.S. $6.5 Million Private Placement

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